Other income (expenses), net	12 Months Ended
Dec. 31, 2023
Other Income Expenses Net
Other income (expenses), net

30.	Other income (expenses), net

	2023	2022	2021
Income
Income from grants	860	10,324	13,548
Fines on telecommunication services	77,814	72,903	58,793
Income from disposal of assets (ii)	318,960	23,747	2,711,535
Other income (iii)	65,703	62,256	65,482
	463,337	169,230	2,849,358
Expenses
FUST/FUNTTEL(i)	(158,021)	(151,485)	(134,962)
Taxes, fees and contributions	(1,400)	(1,526)	(2,274)
Provision for legal and administrative proceedings, net of reversal	(296,108)	(219,241)	(248,987)
Expenses on disposal of assets (ii)	(13,875)	(23,443)	(1,942,791)
Other expenses	(22,712)	(21,906)	(22,573)
	(492,116)	(417,601)	(2,351,587)

Other income (expenses), net	(28,779)	(248,371)	497,771

(i)	Representing the expenses incurred with contributions on the various telecommunications revenues due to ANATEL, according to current legislation.

(ii)	In 2023, it mainly represents the gain in the acquisition of Cozani due to the end of the arbitration process over the price adjustment (see Note 1.2).

In 2021, it represents the revenue from the sale of 51% equity interest in I-Systems (formerly FiberCo) to IHS, which is composed of the (secondary) cash paid to TIM S.A. in the amount of R$ 1,096,294 and the fair value of the minority interest of 49% that remained with TIM S.A. in the amount of R$ 1,612,957.

In expenses, the amount of R$ 1,927,014 is represented by the net assets written-off at TIM S.A. and paid-in as share capital at I-Systems, in addition to the write-off of goodwill and deferred income tax related to goodwill due to the sale of 51% of I -Systems (formerly FiberCo). The gain on this transaction before income tax and social contribution was R$ 782,237.

(iii)	It mainly represents deferred revenue in the sold towers (pursuant to Note 17), in the amount of R$ 54,095 in 2023 (R$ 54,095 in 2022 and R$ 54,095 in 2021).